UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: May 26, 2005
(Date of earliest event reported)



                          GS Mortgage Securities Corp.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               Delaware                               333-120274                            13-3387389
               --------                               ----------                            ----------
     (STATE OR OTHER JURISDICTION                    (COMMISSION                         (I.R.S. EMPLOYER
           OF INCORPORATION)                         FILE NUMBER)                      IDENTIFICATION NO.)


                    85 Broad Street, New York, New York                                        10004
                    -----------------------------------                                        -----
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                                    (ZIP CODE)
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Registrant's telephone number, including area code:  (212) 902-1000
                                                     --------------




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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.
                  ------------

         On June 30, 2005, the Registrant will cause the issuance and sale of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates,
Series 2005-FFA, (the "Certificates") pursuant to a Pooling and Servicing
Agreement to be dated as of June 1, 2005, among GS Mortgage Securities Corp., as depositor, National City Home Loan Services, Inc., as servicer and Deutsche Bank
National Trust Company, as trustee.

         In connection with the sale of the Certificates by Goldman, Sachs & Co.
("the "Underwriter"), the Registrant has been advised that the Underwriter has furnished to prospective investors certain information that may be considered
"collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No.
333-120274, which Collateral Term Sheets are being filed as exhibits to this report.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by any other information subsequently filed with the Securities and Exchange
Commission.

         The Underwriter has advised the Registrant that certain information in the Collateral Term Sheets may have been based on assumptions that differed from the final pool information.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral
Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.


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Item 9.01.       Financial Statements and Exhibits

         (a)     Financial Statements.

                 Not applicable.

         (b)     Pro Forma Financial Information.

                 Not applicable.

         (c)     Exhibits

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
                      EXHIBIT NO.                ITEM 601(A) OF                      DESCRIPTION
                                                 REGULATION S-K
                                                 EXHIBIT NO.
                           1                          99.1               Collateral Term Sheets prepared by the
                                                                         Underwriter in connection with certain
                                                                         classes of First Franklin Mortgage Loan
                                                                         Trust 2005-FFA, Mortgage Pass-Through
                                                                         Certificates, Series 2005-FFA.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GS MORTGAGE SECURITIES CORP.


                                            By: /s/ Michelle Gill
                                                -------------------------------
                                            Name:   Michelle Gill
                                            Title:  Vice President



Dated: May 26, 2005


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                                  EXHIBIT INDEX


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
            Exhibit Number       Item 601(a) of Regulation S-K                       Description
                                          Exhibit No.
                   1                          99.1                       Collateral Term Sheets prepared by the
                                                                         Underwriter in connection with certain
                                                                         classes of First Franklin Mortgage Loan
                                                                         Trust 2005-FFA, Mortgage Pass-Through
                                                                         Certificates, Series 2005-FFA.


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                                     EXHIBIT